1 Amalgamated Financial Corp. 2024 Investor Day Presentation December 3, 2024

2 Safe Harbor Statements FORWARD-LOOKING STATEMENTS Statements included in this presentation that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements are not statements of historical or current fact nor are they assurances of future performance and generally can be identified by the use of forward-looking terminology, such as “may,” “approximately,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “possible,” and “intend,” or the negative thereof as well as other similar words and expressions of the future. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict as to timing, extent, likelihood and degree of occurrence, which could cause our actual results to differ materially from those anticipated in or by such statements. Potential risks and uncertainties include, but are not limited to, the following: 1. uncertain conditions in the banking industry and in national, regional and local economies in our core markets, which may have an adverse impact on our business, operations and financial performance; 2. deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses 3. deposit outflows and subsequent declines in liquidity caused by factors that could include lack of confidence in the banking system, a deterioration in market conditions or the financial condition of depositors; 4. changes in our deposits, including an increase in uninsured deposits; 5. our ability to maintain sufficient liquidity to meet our deposit and debt obligations as they come due, which may require that we sell investment securities at a loss, negatively impacting our net income, earnings and capital; 6. unfavorable conditions in the capital markets, which may cause declines in our stock price and the value of our investments; 7. negative economic and political conditions that adversely affect the general economy, housing prices, the real estate market, the job market, consumer confidence, the financial condition of our borrowers and consumer spending habits, which may affect, among other things, the level of non- performing assets, charge-offs and provision expense; 8. fluctuations or unanticipated changes in the interest rate environment including changes in net interest margin or changes in the yield curve that affect investments, loans or deposits; 9. the general decline in the real estate and lending markets, particularly in commercial real estate in our market areas, and the effects of the enactment of or changes to rent-control and other similar regulations on multi-family housing; 10. changes in legislation, regulation, public policies, or administrative practices impacting the banking industry, including increased minimum capital requirements and other regulation in the aftermath of recent bank failures; 11. the outcome of any legal proceedings that may be instituted against us; 12. our inability to achieve organic loan and deposit growth and the composition of that growth; 13. the composition of our loan portfolio, including any concentration in industries or sectors that may experience unanticipated or anticipated adverse conditions greater than other industries or sectors in the national or local economies in which we operate; 14. inaccuracy of the assumptions and estimates we make and policies that we implement in establishing our allowance for credit losses; 15. changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; 16. any matter that would cause us to conclude that there was impairment of any asset, including intangible assets; 17. limitations on our ability to declare and pay dividends; 18. the impact of competition with other financial institutions, including pricing pressures and the resulting impact on our results, including as a result of compression to net interest margin; 19. increased competition for experienced members of the workforce including executives in the banking industry; 20. a failure in or breach of our operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; 21. increased regulatory scrutiny and exposure from the use of “big data” techniques, machine learning, and artificial intelligence; 22. downgrade in our credit rating; 23. “greenwashing claims” against us and our Environmental, Social and Governance (“ESG”) products and increased scrutiny and political opposition to ESG and Diversity, Equity and Inclusion (“DEI”) practices; 24. any unanticipated or greater than anticipated adverse conditions (including the possibility of earthquakes, wildfires, and other natural disasters)affecting the markets in which we operate; 25. physical and transitional risks related to climate change as they impact our business and the businesses that we finance; 26. future repurchase of our shares through our common stock repurchase program; and 27. descriptions of assumptions underlying or relating to any of the foregoing. Additional factors which could affect the forward-looking statements can be found in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC’s website at www.sec.gov/. We disclaim any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, or to update the reasons why actual results could differ from those contained in or implied by such statements, whether as a result of new information, future events or otherwise, except as required by law. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures including, without limitation, “Core Operating Revenue,” “Core Non-interest Expense,” “Tangible Common Equity,” “Average Tangible Common Equity,” “Core Efficiency Ratio,” “Core Net Income,” “Core ROAA,” and “Core ROATCE.” We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Specifically, we believe these non-GAAP financial measures (a) allow management and investors to better assess our performance by removing volatility that is associated with discrete items that are unrelated to our core business, and (b) enable a more complete understanding of factors and trends affecting our business. Non-GAAP financial measures, however, have inherent limitations, are not required to be uniformly applied, and are not audited. Accordingly, these non-GAAP financial measures should not be considered as substitutes for GAAP financial measures, and we strongly encourage investors to review the GAAP financial measures included in this presentation and not to place undue reliance on any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures presented in this presentation with other companies’ non-GAAP financial measures having the same or similar names. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. Reconciliations of non-GAAP financial disclosures to what we believe to be the most directly comparable GAAP measures found in this presentation are set forth in the final pages of this presentation and also may be viewed on the bank’s website, amalgamatedbank.com. You should assume that all numbers presented are unaudited unless otherwise noted.

Agenda

Time	Module	Presenter
9:00am - 9:05am	Welcome & Overview of the Day	**Jason Darby**, SEVP, Chef Financial Officer
9:05am - 9:15am	Introductory Remarks - Amalgamated's Mission	**Priscilla Sims Brown**, President & CEO
9:15am - 10:15am	**Amalgamated's Sustainable Lending Franchise** *Fireside Chat and Q&A: Differentiation and Clean Energy Finance*	Moderator: **Ivan Frishberg**, SVP, Chief Sustainability Officer Panel: **Emily Robichaux**, FVP, Director of Climate Partnership Lending **Nicole Steele**, FVP, Director of Climate Policy **Bill Peterson**, SVP, Chief Lending Officer and Director of Climate Lending
10:15am - 11:15am	**Amalgamated's Labor Franchise** *Fireside Chat and Q&A: Legacy and Shared Opportunity*	Moderator: **Sam Brown**, SEVP, Chief Banking Officer Panel: **Sabrina Stratton**, SVP, Northeast Regional Director **Terri Carmichael Jackson**, Executive Director, WNBPA
11:15am - 11:30am	Break	
11:30am - 12:30pm	**Amalgamated's Political Franchise** *Fireside Chat and Q&A: The Business of Politics*	Moderator: **Sam Brown**, SEVP, Chief Banking Officer Panel: **Molly Culhane**, SVP, National Director of Political Banking and Mid-Atlantic Regional Director **Chris Koob**, Principal, MBA Consulting Group
12:30pm - 12:45pm	Financial Discussion - Bringing it all Together	**Jason Darby**, SEVP, Chef Financial Officer
12:45pm - 1:30pm	Lunch	

amalgamated FINANCIAL CORP.

3

4 Welcome and Overview

5 Key Themes Established Segments Across our Franchise • Considerable target market size across the U.S. • Led by “been there, done that” team • Stable, super-core customer base with average relationship length of ~17 years Asset Remix and Emphasis on Profitability • Balance sheet fortification through turnover and emphasis on growth in C&I • Protect 8.5%+ T1L capital baseline • Profitability serves as North Star Unique and Resilient Political Deposit Enterprise • Record deposit peak in Q3 at AMAL, consistent with growing and stable trend in political spending nationally • Competitive advantage through high-touch service model and customized products Leading in Sustainable Lending • Ever-increasing demand for clean energy • Do well financially and do good for the world • Contributes strong risk-adjusted returns and grows profitability

6 Our Four Strategic Framework Pillars

7 LABOR UNIONS • 30,000+ Labor Organizations • 14.6 million Americans • International, National and Local SUSTAINABILITY • Environmental action organizations • Sustainable businesses • Clean energy companies PHILANTHROPIES • $350 billion in assets from progressive philanthropies • 1,300 private foundations SOCIAL ENTERPRISES • Multi-billion impact investing market • 4,000+ B Corps NON-PROFITS • 1.5 million organizations • 11.7% of American wages POLITICAL ORGANIZATIONS • 519,682 Elected Positions in the USA • 500,000+ Local, 19,000+ State and 537 Federal Amalgamated Bank Commercial Impact Segments FOCUS IS ON 6 MISSION-BASED CUSTOMER SEGMENTS

8 Featured Membership, Awards, and Recognition We are committed to collaborating with groups and organizations that share our values. We believe these partnerships not only bring rigor and structure to addressing society’s greatest challenges but are critical to our mission and values. Amalgamated Bank is a member of several leading organizations that are working to leverage business for social impact. Here are just a few associations and memberships that we are proud to be a part of:

9 Sustainable Lending

10 Demand For Energy Generation is Growing 35.6 11 5.3 2.7 2.5 2.2 2 1.8 1.7 1.5 Solar Batteries Wind TX CA AZ IN NY FL NM IL VA OH 2024 2023 2022 2021 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 0 10 20 30 40 TEXAS LEADS THE COUNTRY IN PLANNED CLEAN ENERGY CAPACITY1 (GW) SOLAR IS ON TRACK FOR ANOTHER RECORD-BREAKING YEAR1 (GW) The U.S. will add 38 GW of new utility-scale solar capacity in 2024 - twice as much as 2023 US RENEWABLE ENERGY PRODUCTION 2000 - 20232 (TWh) 1. Source: Cleanview/EIA, 2024 2. Source: Energy Institute - Statistical Review of World Energy, 2024 3. Source: Goldman Sachs Research report "Green Capex - Making Infrastructure Happen", October 2021 $3 Trillion of annual investment needed in the next decade to reach global net-zero targets by 2050 2.5x global clean energy demand increase by 2050 FINANCING THE GROWING ENERGY DEMAND3 Electrification $302bn Battery Storage $52bn Renewables $1.15tn Solar generation - TWh Hydro generation Wind generation - TWh Other renewables 2000 2005 2010 2015 2020 0 250 500 750 1000 From 2017-2021, total renewable generation grew by ~116TWh, with Solar alone growing approximately 70% during the same period

11 9.9% CAGR1 TOTAL LOANS + PACE ($bn) 3.9 3.9 5.0 5.5 5.7 3.4 3.3 4.1 4.3 4.50.4 0.6 0.9 1.1 1.2 Loans PACE 2020 2021 2022 2023 3Q24 > 7.3% CAGR1 (Loans) Sustainability & Renewable Energy Lending Amalgamated's Role in an Expanding Market 33 571 187 4411 212 Housing Climate Protection Community Empowerment Sustainable Commerce Health and Wellness Non-Impact C&I Climate Protection Detail Solar: $414mm Alternative Energy: $94mm Other: $64mm 1.1 0.2 0.8 0.4 0.1 0.3 0.2 0.04 Mission Aligned Loans Non-Impact Loans Multifamily CRE and Land C&I Consumer/Other MISSION-ALIGNED LOAN COMPOSITION3 ($bn) C&I LOANS BY IMPACT SEGMENT4 ($mm) 0.48 0.90 1.26 1.84 2.07 2.13 13% 23% 32% 37% 37% 37% 2019 2020 2021 2022 2023 3Q24 CLIMATE-RELATED SOLUTIONS IN TOTAL LENDING PORTFOLIO2 ($bn,%) 1. Compounded Annual Growth Rate (“CAGR”) 2. Includes PACE instruments 3. Does not include residential or HELOC loans 4. For more detail on specific loan types included in each impact segment, see Appendix page 27

12 IVAN FRISHBERG Chief Sustainability Officer Fireside Chat - Sustainable Lending Bill Peterson Senior Lending Officer & Director of Climate Finance • 35 years in commercial lending and credit administration • Pioneer of sustainable banking at New Resource Bank • 12+ years financing energy efficiency and renewable energy • Oversaw Amalgamated's key role in developing guidance for banks to reduce financed emissions • Board President of the Partnership for Carbon Accounting Financials (PCAF), and on steering committee for the Net Zero Banking Alliance (NZBA) Emily Robichaux Director of Climate Partnership Lending Nicole Steele Director of Climate Policy • Rejoins AMAL as leader of capital mobilization strategy to leverage governmental climate financing programs (incl. GGRF) • Former SVP, Climate at Opportunity Finance Network and a lead author of organization's $2.3bn GGRF award • Board Member of Interstate Renewable Energy Council (IREC) • Leading bank efforts to ensure U.S. climate policy supports private capital markets in executing the clean energy transition • Instrumental in development of GGRF programs, such as National Clean Investment Fund and Solar for All • 20+ years experience in clean energy

13 Labor Banking

14 Total US Labor Market $44 Billion in total Labor-Related target customer assets across the U.S. Over 30,000 Labor Organizations and an additional 2,700+ Multi- Employer Pension Plans represent significant available market share

15 Labor Banking: Heritage & Mission 2.13 1.46 1.19 1.26 0.78 0.47 0.54 CML - Labor CML- Social/Philanthropy CML - Political CML - NFP Consumer CML - Climate/Sustainability CML - Other(3) TOTAL CORE DEPOSITS BY IMPACT SEGMENT ($bn) $7.8bn GEOGRAPHIC FOOTPRINT OF AMALGAMATED LABOR BOOK 1.25 1.37 1.49 1.77 1.94 1.71 2.13 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 3Q24 TOTAL UNION DEPOSITS ($bn) 9.7% CAGR1> • Amalgamated Bank has over a century of experience addressing unique union client needs, and serves labor customers in 31 of 50 states • Our union customers have a track record of being super-core deposit clients, with an average relationship life of 17 years with the bank 1. Compounded Annual Growth Rate (“CAGR”)

16 Fireside Chat - Labor Terri Carmichael Jackson Executive Director of the Women's National Basketball Players Association • 8+ years of experience leading WNBPA board relations, group licensing, collective bargaining, and all other labor matters • Member of University of Miami Law School Entertainment, Arts & Sports Law Advisory Board • Recognized as a 2022 Sports Business Journal Power Player and Featured in Sports Illustrated’s “The Unrelenting” as one of the most powerful women in sports • Creator and former teacher of “Women in Sport” course taught in several universities across the US Sabrina Stratton Northeast Regional Director • Over 10 years at Amalgamated Bank fostering client relationships, driving growth, and shaping the bank's commercial strategy by bridging financial services with positive societal change • 20+ years of experience providing cash management solutions to nonprofits, unions, and other social impact organizations • Board chair for Women Creating Change, and Board Director for Community Health Center Capital Fund and Upper Manhattan Empowerment Zone

17 Political Banking

18 Political Spending Reaching New Heights 15.8 8.9 15.2 5.7 6.5 3.8 6.3 3.6 5.2 2.9 4.1 2.2 3.1 1.6 Congressional Elections Presidential Elections 2024 2022 2020 2018 2016 2014 2012 2010 2008 2006 2004 2002 2000 1998 TOTAL COST OF ELECTIONS (1998 - 2024) ($bn) 1. Source: Associated Press, New York Times, CBS News, 2024 "Kamala Harris Campaign Surpasses $1 Billion in Fundraising, Source Says" October 10, 2024 "Harris Sets Record for Biggest Fundraising Quarter Ever" October 21, 2024 "Kamala Harris Smashes Fundraising Record with Stunning $81 million Haul Over 24 Hours" July 22, 2024 "Harris, Trump, and Allies Spend Over a Half-Billion Dollars in 16 Days" October 25, 2024

19 POLITICAL DEPOSITS2 ($bn) 0.2 0.3 0.4 0.5 0.6 0.8 1.1 1.2 0.6 0.7 0.8 1.0 1.0 1.1 1.3 1.2 0.6 0.7 0.8 1.0 1.2 1.4 1.7 2.0 1.1 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 11/22 High deposit points reflected in the quarter preceding a major election Low deposit points reflected in the quarter during a major election Initial deposit rebuild reflected in the quarter after a major election Political Banking: Differentiation & Expertise Amalgamated’s value is not just understanding our client’s challenges, but in helping to solve them • Personal attention during the formation stage • Special expertise and understanding of the sectors compliance obligations, reporting requirements, and campaign finance regulations • Tailored banking products and integration with core service providers to the industry • Bespoke structuring of credit facilities around campaign cycles, not recycled cash-flow models from for-profit businesses • Industry resources that are not readily available at most traditional regional banks; maximizing access to liquidity and prioritizing flexibility

20 Fireside Chat - Political Molly Culhane Mid-Atlantic Regional Director & National Director of Political Banking Chris Koob Principal, MBA Consulting Group • Molly oversees all political deposits, as well as the Non-profit/ Philanthropy, Sustainability and Union sectors in Mid-Atlantic region. • Formerly, Chief of Operations in the Office of Administration for President Obama. • Served as National Budget Director and Deputy CFO for President Obama’s Re-elect Campaign and was the founding CFO of Organizing for Action. • 25+ years of experience in Political Compliance at the federal, state and local levels; • Partner of MBA Consulting, the largest independently owned political compliance firm in the country; and, • Served on the senior leadership team for several Presidential Campaigns and the Democratic Senatorial Campaign Committee.

21 Financial Performance Review

22 $28.0mm Core Net Income1,2,3 $0.91 Core EPS1,2,3 $1.58bn Deposit Growth4 8.63% Leverage Ratio $72.1mm Net Interest Income 3.51% Net Interest Margin '21-24 - Did what we said we would do... 2Q21 3Q24 2Q21 3Q24 26.8% 2Q21 3Q242Q21 3Q24 2Q21 3Q24 175.2% 2Q21 3Q24 76bps8.8% 71.7% 1 GAAP Net Income and GAAP EPS for 3Q24 are $27.9 million and $0.90, respectively 2 GAAP Net Income and GAAP EPS for 2Q21 were $10.4 million and $0.32, respectively 3 See non-GAAP disclosures on pages 32-33 4 Excludes Brokered CDs. GAAP deposit growth from 2Q21 to 3Q24 was $1.69 billion 184.4% 2Q 2021 - 3Q 2024 $22.29 TBV per Share 1.33% Core ROAA3 2Q21 3Q24 2Q21 3Q24 108% 30.6%

23 Comparison of Q3 2024 to Q2 2024 for Reporting Banks Summary Comparison for 200 Banks that have Reported Q3 2024 Financial Data1 Balance Sheet Information Key Profitability Items PEERS AMAL PEERS AMAL Metric Q2 2024 Q3 2024 QoQ Δ (bps) Q2 2024 Q3 2024 QoQ Δ (bps) Q2 2024 Q3 2024 QoQ Δ (bps) Q2 2024 Q3 2024 QoQ Δ (bps) QoQ Δ Deposits (%) (0.1) 1.7 184 2.8 2.7 (10) Yield on Loans (%) 6.17 6.24 7 4.68 4.79 11 QoQ Δ Loans (%) 1.1 0.4 (69) 1.1 1.8 70 Cost of Total Deposits (%) 2.34 2.40 6 1.55 1.58 3 Loans / Deposits (%)2 89.2 87.6 (160) 60.0 60.4 38 Cost of Funds (%) 2.54 2.64 10 1.58 1.60 2 ACL / Loans (%) 1.23 1.22 -1 1.42 1.35 (7) Net Interest Margin (%) 3.20 3.24 4 3.46 3.51 5 TCE / TA (%) 8.25 8.65 40 7.66 8.14 48 Core ROAA (%) 1.02 1.06 4 1.27 1.33 6 AOCI / TCE ex. AOCI (%) (10.4) (7.2) 326 (10.4) (6.4) 400 NCOs / Avg. Loans (%) 0.11 0.14 3 0.25 0.61 36 1 Sourced from Piper Sandler 3Q24 Bank Earnings Summary dated 11/7/24 2 Loan+PACE/Deposit Ratio for Amalgamated Bank was 75.68% in Q2 2024, and 75.90% in Q3 2024

24 PROFITABILITY AS NORTH STAR • Flexible positive operating leverage • Diversify revenue mix — 85/15 • Invest in technology and revenue production • Recycle expense base UNASSAILABLE CAPITAL RATIOS • 8.5% as new Tier 1 Leverage baseline • Maintain top tier risk-based capital ratio • Comfortably hurdle severe stress scenarios • Burn off capital drags and grow book equity Finance Strategy - next 12-24 months OPTIMIZE CAPITAL • Grow key earnings metrics (EPS, RvPS, TBVPS) • Increase Total Payout Ratio • Increase public float / liquidity • Create long term currency value BALANCE SHEET FORTIFICATION • Regulatory favorable profile (C&I and CRE) • Turnover low yield / valuation drag assets • Manage traditional securities to loans ratio • Capital ratio constrained growth

Optimism for year-end and 2025

Loans

- C&I sustainability lending remains a green chute
- ~$350mm low-yielding loans turn over in 2025 amid higher-for-a-bit-longer rate backdrop
- NPA and resi 1-4 portfolio improvement

Deposits

- YTD non-political segment growth outperformed
- Political banking should be brisk for House and Senate 2026
- Exception pricing should move well with rate cuts

Margin

- Margin at inflection point in Q3 / favorable Q4
- Reasonable expansion in 2025
- Industry leading DDA/IBA mix

Capital

- Stored value in consumer solar ACL
- Comfortable coverage for continued micro loss-taking without OBSH income
- Annual earnings contribution now exceeds $100mm

amalgamated FINANCIAL CORP.

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26 Appendix

27 LOAN TYPES INCLUDED WITHIN EACH IMPACT SEGMENT Impact Segment Definitions Climate Protection • Renewable Energy • Energy Efficiency • Energy Storage Community Empowerment • Non-Profits • CDFI's • Labor Unions • Political Organizations Health & Wellness • Medical Facilities • Rehabilitation Centers • Senior Care • Memory Care Housing • Low/Middle Income Housing • Workforce Housing Sustainable Commerce • Manufacturers • Distributors • Service Companies with Sustainable Practices Non-Impact • Other loans that are not mission-aligned, including legacy C&I agreements, legacy CRE loans, and certain government guaranteed facilities

28 Ending Deposits + Brokered CDs 84.9 73.3 130.7 142.8 154.9 2020 2021 2022 2023 2024 YTD Trends KEY FINANCIAL TRENDS THROUGH 3Q24 ($bn) 9.9% CAGR1 9.9% CAGR1 18.9% CAGR1 NPA / Total Assets Loans + PACE 5.3 6.4 6.6 7.1 7.6 5.3 6.4 6.5 6.8 7.5 — — 0.1 0.2 0.1 2020 2021 2022 2023 3Q24 1.38% 0.77% 0.44% 0.43% 0.34% 2020 2021 2022 2023 3Q24 3.9 3.9 5.0 5.5 5.7 3.4 3.3 4.1 4.3 4.5 0.4 0.6 0.9 1.1 1.2 2020 2021 2022 2023 3Q24 >> 7.3% CAGR1 (Loans) Core Pre-Tax Pre-Provision Earnings2,3,4 ($mm) 9.5% CAGR1 (excl. Brokered CD) 1 Compounded Annual Growth Rate (“CAGR”) 2 See non-GAAP disclosures on pages 32-33 3 GAAP Pre-tax, pre-provision income was $119.1 million in 2024 YTD, $139.4 million in 2023, $123.2 in 2022, $70.4 in 2021, and $86.7 in 2020 4 2024 Core Pre-Tax Pre-Provision Earnings is annualized based off of Q3 actuals 0

29 $28.0mm Core Net Income1,2 $0.91 Core EPS1,2 $196.9mm Deposit Growth3 8.63% Leverage Ratio $72.1mm Net Interest Income 3.51% Net Interest Margin 3Q24 Highlights 2Q24 3Q24 2Q24 3Q24 2.7% 2Q24 3Q242Q24 3Q24 2Q24 3Q24 6.8% 2Q24 3Q24 5 bps 2.5% 4.2% 1 GAAP Net Income and GAAP EPS for 3Q24 are $27.9 million and $0.90, respectively 2 See non-GAAP disclosures on pages 32-33 3 Excludes Brokered CDs. GAAP deposit growth for 3Q24 was $145.6 million 7.1%

Performance Tracking

TBV PER-SHARE ($)


17.43
18.74
19.73
20.61
22.29
3Q23
4Q23
1Q24
2Q24
3Q24

CORE ROAE


17.16%
15.77%
17.14%
16.93%
16.66%
3Q23
4Q23
1Q24
2Q24
3Q24

CAPITAL RATIOS


12.63%
12.98%
13.68%
13.48%
13.82%
7.89%
8.07%
8.29%
8.42%
8.63%
3Q23
4Q23
1Q24
2Q24
3Q24
Leverage Ratio
CET1

PER-SHARE KPI'S ($)


2.34
2.48
2.48
2.52
2.62
0.76
0.72
0.83
0.85
0.91
3Q23
4Q23
1Q24
2Q24
3Q24
EPS(1)
Rev/Sh(1)

CORE ROAA


1.17%
1.10%
1.27%
1.27%
1.33%
3Q23
4Q23
1Q24
2Q24
3Q24

TCE RATIO


6.72%
7.16%
7.41%
7.66%
8.14%
3Q23
4Q23
1Q24
2Q24
3Q24

amalgamated FINANCIAL CORP.

1 Core metrics shown

30

31 $0.45 $0.66 $0.78 $0.72 $0.20 $1.80 C&I Multifamily Commercial Real Estate Construction & Land Residential Real Estate Consumer and other 12 mos or less 1-3 years 3-5 years 5-10 years 10-15 years over 15 years Margin Expansion Potential LOAN PORTFOLIO MATURITY TIMELINE ($ in billions) 1 For more information on loan maturities, please see page 63 of our Third Quarter 2024 10Q

Reconciliation of Non-GAAP Financials

(in thousands)	As of and for the Three Months Ended September 30, 2024	June 30, 2024	September 30, 2023	As of and for the Nine Months Ended September 30, 2024	September 30, 2023
Core operating revenue					
Net Interest Income (GAAP)	$ 72,107	$ 69,192	$ 63,728	$ 209,336	$ 193,992
Non-interest income (GAAP)	8,939	9,258	6,780	28,426	19,930
Add: Securities loss	3,230	2,691	1,699	8,695	5,052
Less: ICS one-way sell fee income	(8,085)	(4,859)	—	(15,847)	—
Less: Changes in fair value of loans held-for-sale	4,265	—	—	4,265	—
Less: Subdebt repurchase gain	(669)	(406)	(637)	(1,076)	(1,417)
Add: Tax (credits) depreciation on solar investments	1,089	1,815	—	1,095	—
Core operating revenue (non-GAAP)	$ 80,876	$ 77,691	$ 71,570	$ 234,894	$ 217,557
Core non-interest expense					
Non-interest expense (GAAP)	$ 40,964	$ 39,512	$ 37,339	$ 118,629	$ 113,495
Add: Gain on settlement of lease termination	—	—	—	499	—
Less: Severance costs	(241)	(44)	(332)	(471)	(617)
Core non-interest expense (non-GAAP)	$ 40,723	$ 39,468	$ 37,007	$ 118,657	$ 112,878
Core net income					
Net Income (GAAP)	$ 27,942	$ 26,753	$ 22,308	$ 81,944	$ 65,284
Add: Securities loss	3,230	2,691	1,699	8,695	5,052
Less: ICS one-way sell fee income	(8,085)	(4,859)	—	(15,847)	—
Less: Changes in fair value of loans held-for-sale	4,265	—	—	4,265	—
Less: Subdebt repurchase gain	(669)	(406)	(637)	(1,076)	(1,417)
Less: Gain on settlement of lease termination	—	—	—	(499)	—
Add: Severance costs	241	44	332	471	617
Add: Tax (credits) depreciation on solar investments	1,089	1,815	—	1,095	—
Less: Tax on notable items	(19)	180	(396)	764	(1,151)
Core net income (non-GAAP)	$ 27,994	$ 26,218	$ 23,306	$ 79,812	$ 68,385

amalgamated FINANCIAL CORP.

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Reconciliation of Non-GAAP Financials

	As of and for the Three Months Ended			As of and for the Nine Months Ended	
(in thousands)	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Tangible common equity					
Stockholders' equity (GAAP)	$ 698,332	$ 646,112	$ 546,291	$ 698,332	$ 546,291
Less: Minority interest	(133)	(133)	(133)	(133)	(133)
Less: Goodwill	(12,936)	(12,936)	(12,936)	(12,936)	(12,936)
Less: Core deposit intangible	(1,669)	(1,852)	(2,439)	(1,669)	(2,439)
Tangible common equity (non-GAAP)	$ 683,594	$ 631,191	$ 530,783	$ 683,594	$ 530,783
Average tangible common equity					
Average stockholders' equity (GAAP)	$ 668,401	$ 623,024	$ 538,753	$ 630,866	$ 523,078
Less: Minority interest	(133)	(133)	(133)	(133)	(133)
Less: Goodwill	(12,936)	(12,936)	(12,936)	(12,936)	(12,936)
Less: Core deposit intangible	(1,759)	(1,941)	(2,547)	(1,940)	(2,768)
Average tangible common equity (non-GAAP)	$ 653,573	$ 608,014	$ 523,137	$ 615,857	$ 507,241
Core return on average assets					
Numerator: Core net income (non-GAAP)[1]	$ 27,994	$ 26,218	$ 23,306	$ 79,812	$ 68,385
Denominator: Total average assets (GAAP)	8,393,490	8,276,016	7,904,566	8,249,218	7,841,198
Core return on average assets (non-GAAP)	1.33%	1.27%	1.17%	1.29%	1.17%
Core return on average tangible common equity					
Numerator: Core net income (non-GAAP)[1]	$ 27,994	$ 26,218	$ 23,306	$ 79,812	$ 68,385
Denominator: Average tangible common equity (non-GAAP)	653,573	608,014	523,137	615,857	507,241
Core return on average tangible common equity (non-GAAP)	17.04%	17.34%	17.67%	17.31%	18.02%
Core efficiency ratio					
Numerator: Core non-interest expense (non-GAAP)	$ 40,723	$ 39,468	$ 37,007	$ 118,657	$ 112,878
Denominator: Core operating revenue (non-GAAP)	80,876	77,691	71,570	234,894	217,557
Core efficiency ratio (non-GAAP)	50.35%	50.80%	51.71%	50.52%	51.88%

1 Calculated using Core Net Income (non-GAAP) in the numerator as detailed on page 32 amalgamated FINANCIAL CORP.

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